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EXIBIT  99.1:   CERTIFICATION  OF  PRINCIPAL  EXECUTIVE  OFFICER  AND  PRINCIPAL
FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350




     In connection with the accompanying Annual Report on Form 10-KSB of Life Medical Sciences, Inc. for the year ended December 31, 2002, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Annual Report on Form 10-KSB for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Annual Report on Form 10-KSB for the year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Life Medical Sciences, Inc.



         March 27, 2003                         /s/ Robert P. Hickey
                                                --------------------
                                                Name: Robert P. Hickey
                                                Title: Chief Executive Officer
                                                and Chief Financial Officer





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